Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

The Company’s provision for income taxes consists principally of state and local taxes in amounts necessary to align the Company’s year-to-date tax provision with the effective rate that it expects to achieve for the full year.

For the three and six months ended June 30, 2018, the Company recorded an income tax provision of $15,500 and $15,500, respectively. The effective tax rate for the three and six months ended June 30, 2018 was (0.80%) and (0.56%), respectively. The effective tax rate differs from the statutory rate of 21% as no benefit has been provided to current year pre-tax losses as the Company concluded its deferred tax assets are not realizable on a more-likely-than-not basis.

For the three and six months ended June 30, 2017, the Company recorded an income tax provision of $0 and $0, respectively. The effective tax rate for the three and six months ended June 30, 2017 was 0.0% and 0.0%, respectively. The effective tax rate differs from the statutory rate of 34% as the Company has concluded that its deferred tax assets are not realizable on a more-likely-than-not basis.

6.	Income Taxes

The Company's provision for income taxes is comprised of the following:

	Years ended
	December 31,
	2017	2016
Current:
Federal	$-	$-
State and local	228,972	-
Total current provision	228,972	-
Deferred:
Federal	-	-
State and local	-	-
Total deferred provision	-	-
Total provision	$228,972	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2017	2016
Deferred tax assets:
Net operating losses	$4,327,027	$1,847,247
Share-based compensation	868,222	2,521,303
Amortization of intangible assets	432,335	-
Tax credits	62,969	-
Other	12,755	-
Subtotal	5,703,308	4,368,550
Less valuation allowance:	(5,649,582)	(4,307,813)
Total deferred tax assets	53,726	60,737
Deferred tax liabilities:
Intangibles	-	(1,452,340)
Property and equipment	(53,726)	-
Other	-	(60,736)
Total deferred tax liabilities	(53,726)	(1,513,076)
Net deferred tax liabilities	$-	$(1,452,339)

During 2017, the Company adjusted its deferred tax liability by $1,452,339 with an offset to goodwill in connection with the business combination accounting related to the AVM merger. In assessing the Company’s ability to recover its deferred tax assets, the Company evaluated whether it is more likely than not that some portion or the entire deferred tax asset will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in those periods in which temporary differences become deductible and/or net operating losses can be utilized. The Company considered all positive and negative evidence when determining the amount of the net deferred tax assets that are more likely than not to be realized. This evidence includes, but is not limited to, historical earnings, scheduled reversal of taxable temporary differences, tax planning strategies and projected future taxable income. Based on these factors the Company determined that its deferred tax assets are not realizable on a more-likely-than-not basis and has recorded a valuation allowance against its net deferred tax assets. The valuation allowance on our total deferred tax assets was $5,649,582 and $4,307,813 for the years ended December 31, 2017 and 2016, respectively. The Company will continue to evaluate its deferred tax assets to determine whether any changes in circumstances could affect the realization of their future benefit. If it is determined in future periods that portions of the Company’s deferred income tax assets satisfy the realization standards, the valuation allowance will be reduced accordingly.

As of December 31, 2017, the Company had federal net operating loss carryforwards of approximately $19.1 million which are set to expire beginning in 2028 through 2037 if not utilized. These net operating losses may be subject to an annual limitation under IRC Section 382.

The Company’s effective tax rate differs from the U.S. federal statutory income tax rate of 34% as follows:

	Years ended December 31,
	2017	2016
Income tax (expense) benefit at federal statutory rate	34.0%	34.0%
State and local taxes	(2.6)%	11.0%
Federal tax reform	(55.0)%	-%
Valuation allowance	25.3%	185.7%
Payable true-up	(3.8)%	-%
Other	(1.9)%	(0.8)%
NOL adjustment	-%	(229.9)%
Effective tax rate	(4.0)%	0.0%

The U. S. Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017 and introduces significant changes to U.S. income tax law. Among other things, the TCJA (1) reduces the US statutory corporate income tax rate from 34% to 21% effective January 1, 2018 (2) eliminates the corporate alternative minimum tax (3) eliminates the Section 199 deduction (4) changes rules related to uses and limitations of net operating loss carryforwards beginning after December 31, 2017. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The Tax Act reduces the U.S. statutory corporate tax rate to 21%, effective January 1, 2018. The Company has recorded a provisional decrease in its deferred tax assets and liabilities of $3,116,794 with an offsetting adjustment to our valuation allowance.

On December 22, 2017, Staff Accounting Bulletin No. 118 ("SAB 118") was issued to address the application of US GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. As we collect and prepare necessary data and interpret the Tax Act and any additional guidance issued by the U.S. Treasury Department, the IRS, and other standard-setting bodies, we may make adjustments to the provisional amounts. Those adjustments may materially impact our provision for income taxes and effective tax rate in the period in which the adjustments are made. The accounting for the tax effects of the Tax Act will be completed in 2018.

The Company applies the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that the Company has taken or expects to take on a tax return. As of December 31, 2017 the Company has no uncertain tax positions. There are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months from December 31, 2017.

The Company files federal income tax returns and income tax returns in various state tax jurisdictions. Tax years 2014 through 2017 remain open to examination by the IRS. The states have varying statutes of limitations.